UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 12, 2004

Hooper Holmes, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	1-9972	22-1659359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Mt. Airy Road, Basking Ridge, New Jersey 07920
(Address of Principal Executive Offices) (Zip Code)

(908) 766-5000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

Hooper Holmes, Inc. announced, on October 12, 2004, that the Staff of the American Stock Exchange (Amex) has granted the Company’s request for a 10-day extension of time to October 22, 2004 to regain compliance with the Amex’s continued listing standards. See the Company’s current report on Form 8-K filed on August 25, 2004. A copy of this news release is attached as Exhibit 99.1.

Section 9- Financial Statements & Exhibits

Item 9.01 Financial Statements & Exhibits

(c) Exhibits

Exhibit 99.1- News release dated October 12, 2004

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Hooper Holmes provides outsourced risk assessment services, including underwriting and claims information to the life, health, automobile, and workers’ compensation insurance industries. The Company provides these health information services through over 275 locations nationwide and in the United Kingdom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hooper Holmes, Inc. (Registrant)

By:	/s/ Robert W. Jewett
Robert W. Jewett
Senior Vice President
General Counsel and Secretary

Date: October 13, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	News Release dated October 12, 2004